Exhibit 10.03

DIRECTOR FORM OPTION AWARD AGREEMENT

This Option Award Agreement (this “Agreement”) is dated as of [___________], and is made by and between Eos Energy Enterprises, Inc., a Delaware corporation (the “Company”), and the Participant whose name appears on the signature page to this Agreement (“Director”). Capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the B. Riley Principal Merger Corp. II 2020 Incentive Plan, as amended from time to time.

Witnesseth:

Whereas, the Board has adopted the Plan to motivate Eligible Persons of the Company or its Affiliates by providing them with an ownership interest in the Company;

Whereas, the Committee has approved the grant to Director of an Option to purchase the aggregate number of shares of Common Stock set forth on the signature page to this Agreement, at the per share Exercise Price set forth on the signature page to this Agreement; and

Whereas, Director and the Company desire to enter into an agreement to evidence and confirm the grant of such Option on the terms and conditions set forth herein.

Now, therefore, to evidence the Option so granted, and to set forth the terms and conditions governing such Option, the Company and Director hereby agree as follows:

1. Grant. The Company hereby evidences and confirms its grant to Director, effective as of the date hereof (the “Grant Date”), of an Option to purchase the aggregate number of shares of Common Stock set forth on the signature page hereof (the “Shares”). The Option shall have an Exercise Price per share (which is not less than the Fair Market Value as of the date hereof) set forth on the signature page to this Agreement, and is not intended to be an Incentive Stock Option.

2. Vesting and Exercisability.

(a) Vesting. Except as otherwise provided in this Agreement, subject to the continuous engagement of Director by the Company or any Affiliate through the applicable vesting date, the Option shall fully vest and become exercisable on the earlier of (i) the first anniversary of the Grant Date, and (ii) immediately prior to the date of the next annual shareholders meeting of the Company following the Grant Date; provided, that, the Option shall vest in full upon the consummation of a Change in Control.

(b) Committee Acceleration. The Committee may accelerate the vesting or exercisability of all or any portion of the Option, at any time and from time to time. Notwithstanding the immediately preceding sentence, except as approved by the Committee, no Option shall vest or become exercisable after the date on which Director receives a notice of termination of engagement from the Company or tenders a notice of termination to the Company, as applicable.

3. Termination.

(a) Normal Termination Date. Unless earlier terminated pursuant to Section 3(b), the Option shall terminate and be cancelled on the fifth anniversary of the Grant Date (the “Normal Termination Date”).

(b) Early Termination.

(i) For Cause; Breach of Restrictive Covenants. In the event Director’s services to the Company and its Affiliates are terminated by the Company for Cause, the Option (or portion thereof) then held by Director (whether or not then vested or exercisable) shall be immediately forfeited and cancelled, in full, on the date of such termination of services. In addition, if, while Director is bound by any restrictive covenants in favor of the Company and its Affiliates, Director breaches any such provision, the Option (or portion thereof) then held by Director (whether or not then vested or exercisable) shall be immediately forfeited and cancelled, in full, on the date of such breach.

(ii) For Any Other Reason. In the event Director’s services to the Company and its Affiliates are terminated for any reason other than a reason specified in Section 3(b)(i), the Option (or portion thereof) then held by Director that is then vested and exercisable shall remain exercisable for a period of 12 months from the date of such termination, but in no event after the Normal Termination Date.

(iii) Termination of Unvested Option. The Option (or portion thereof) that is not vested and exercisable as of Director’s termination of services shall be immediately forfeited and cancelled on the date of such termination of services.

4. Transferability. Except as expressly permitted under Section 14(b) of the Plan, the Option may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

5. Exercise.

(a) Exercise Generally. To the extent that the Option (or portion thereof) shall have become and remain vested and exercisable, and subject to Section 3 and such administrative regulations as the Committee may have adopted, Director may exercise such Option in accordance with the terms and conditions of Section 7(d) of the Plan.

(b) Limitations on Exercise. Notwithstanding anything to the contrary contained in this Agreement, the Option may not be exercised in whole or in part, and no notation shall be made in the books of the Company and/or certificates representing Shares shall be delivered, unless (i) all requisite approvals and consents of any governmental authority of any kind having jurisdiction over the exercise of the Option shall have been secured; (ii) the purchase of the Shares upon the exercise of the Option shall be exempt from registration under applicable U.S. federal and state securities laws, and applicable non-U.S. securities laws, or the Shares shall have been registered under such laws; and (iii) the aggregate Exercise Price shall have been paid and all applicable withholding requirements shall have been satisfied.

6. Forfeiture; Recovery of Compensation. By accepting, or being deemed to have accepted, the Option, Director expressly agrees to be bound by the terms of any clawback or recoupment policy of the Company that applies to incentive compensation that includes the Option. Nothing in the preceding sentence will be construed as limiting the general application of Section 7(a) of this Agreement.

7. General Provisions.

(a) Plan Provisions. The Option granted hereunder is being issued pursuant to and in accordance with the Plan (a copy of which has been made available to Director) and, as such, is subject in all respects to the Plan, all of the terms of which are made a part of and incorporated into this Agreement. In the event of any conflict between any term of this Agreement and the terms of the Plan, the terms of the Plan shall control.

(b) No Rights as a Stockholder. Director shall have no voting or other rights as a stockholder of the Company with respect to any Shares underlying the Option until the Option (or portion thereof) has been exercised in accordance with Section 7(d) of the Plan and the Shares have been delivered to Director.

(c) Securities Law Matters; Compliance with Rule 144.

(i) Securities Law Matters. Director acknowledges that, until the Shares underlying this Option have been registered under the Securities Act or such other state or foreign laws, as applicable, (A) the Shares underlying the Option have not been registered under the Securities Act or any state or foreign securities or “blue sky” laws; (B) the Shares underlying the Option must be held indefinitely and Director must continue to bear the economic risk of the investment in the Shares unless the Shares are subsequently registered under the Securities Act and such state or foreign laws or an exemption from registration is available; (C) when and if the Shares underlying the Option may be disposed of without registration in reliance upon Rule 144 of the Securities Act (“Rule 144”), such disposition can generally be made only in limited amounts in accordance with the provisions of such rule; and (D) a notation shall be made in the appropriate records of the Company indicating that the Shares underlying the Option are subject to restrictions on transfer set forth in this Agreement and, if the Company should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Shares underlying the Option.

(ii) Compliance with Rule 144. If any of the Shares underlying the Option are to be disposed of in accordance with Rule 144, Director shall transmit to the Company an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Securities and Exchange Commission for filing and such other documentation as the Company may reasonably require to assure compliance with Rule 144 in connection with such disposition.

(d) Binding Effect; Benefits; Assignability. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or Director without the prior written consent of the other party.

(e) Amendment. This Agreement may be amended, modified or supplemented only by a written instrument executed by Director and the Company; provided, however, that, without Director’s consent, the Committee may amend (such amendment to have the minimum economic effect necessary, as determined by the Committee in its sole discretion) this Agreement in such a manner as may be necessary or appropriate to avoid having the Option become subject to the penalty provisions of Section 409A of the Code.

(f) Severability. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

(g) Counterparts; Section Headings. This Agreement may be executed in any number of counterpart, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument. The parties hereto agree to accept a signed facsimile or portable document format copy of this Agreement as a fully binding original. Except as otherwise indicated, references herein to any “Section” means a “Section” of this Agreement, and the section headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

-- Signature page follows --

In Witness Whereof, the Company and Director have executed this Option Award Agreement as of the date first above written.

Eos Energy Enterprises, Inc.

By:
Name:
Title:

Director

[__]

Address:

Number of Shares of Common Stock subject to the Option:	[__]

Per Share Exercise Price:	$[____]

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